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                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

     Each person whose signature appears below hereby authorizes and appoints Thomas E. Moloney and Bruce E. Skrine, or any of them, as such person's attorney-in-fact, with full power of substitution and resubstitution, to sign and file on such person's behalf individually and in each capacity stated below the annual report on Form 10-K under the Securities and Exchange Act of 1934, as amended, of John Hancock Financial Services, Inc., as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      SIGNATURE                         TITLE                          DATE
      ---------                         -----                          ----

/s/ Foster L. Aborn
-------------------------      Vice Chairman of the Board, Chief  March 13, 2000
Foster L. Aborn                Investment Officer and Director


/s/ David F. D'Alessandro
-------------------------      President and Chief Operations     March 13, 2000
David F. D'Alessandro          Officer and Director


/s/ Samuel W. Bodman
-------------------------      Director                           March 13, 2000
Samuel W. Bodman


/s/ I. MacAllister Booth
-------------------------      Director                           March 13, 2000
I. MacAllister Booth


/s/ Wayne A. Budd
-------------------------      Director                           March 13, 2000
Wayne A. Budd


/s/ John M. Connors, Jr.
-------------------------      Director                           March 13, 2000
John M. Connors, Jr.


/s/ Robert E. Fast, Esq.
-------------------------      Director                           March 13, 2000
Robert E. Fast, Esq.


/s/ Dr. Kathleen Foley
    Feldstein
-------------------------      Director                           March 13, 2000
Dr. Kathleen Foley
    Feldstein


/s/ Nelson S. Gifford
-------------------------      Director                           March 13, 2000
Nelson S. Gifford


/s/ Michael C. Hawley
-------------------------      Director                           March 13, 2000
Michael C. Hawley


/s/ Edward H. Linde
-------------------------      Director                           March 13, 2000
Edward H. Linde


/s/ Judith A. McHale
-------------------------      Director                           March 13, 2000
Judith A. McHale


/s/ Richard F. Syron
-------------------------      Director                           March 13, 2000
Richard F. Syron


/s/ Robert J. Tarr, Jr.
-------------------------      Director                           March 13, 2000
Robert J. Tarr, Jr.